REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of July 30, 2013, and is by and among Autovative Products, Inc., a Nevada corporation (the “Company”), and the undersigned purchasers set forth on the signature pages hereto (each, a “Purchaser”, and collectively, the “Purchasers”).

WHEREAS:

A.           In connection with those certain Subscription Agreements, by and among the parties hereto of even date herewith (collectively referred to herein as the “Subscription Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell on the date hereof to Purchasers Units, comprising shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants (the “Warrants”) to acquire additional shares of Common Stock (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, collectively, the “Warrant Shares”).

B.           To induce the Purchasers to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.            Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)          “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(c)          “Closing Date” shall mean the date hereof.

(d)          “Effective Date” means the date the Registration Statement has been declared effective by the SEC.

(e)          “Effectiveness Deadline” means the date that is two hundred seventy (270) days after the Closing Date.

(f)          “Filing Deadline” means the date that is ninety (90) days after the Closing Date.

(g)          “Investor” means a Purchaser or any transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(h)          “Merger” means the merger of Ucansi Acquisition Corp., a Delaware corporation, with and into Ucansi, with Ucansi surviving the Merger as a wholly owned subsidiary of the Company.

(i)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)          “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(k)          “register”, “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(l)          “Registrable Securities” means (i) the Common Shares, (ii) the Warrant Shares and (iii) any shares of capital stock issued or issuable with respect to the Common Shares as a result of any stock split, stock dividend or similar transaction, or other distribution with respect to the foregoing; provided, that the Investor has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Common Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act (in which case, only such securities sold shall cease to be a Registrable Security); or (B) becoming eligible for sale by the Investor, without notice or restriction, pursuant to Rule 144 provided that, if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act.

(m)          “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

(n)          “Required Holders” means the holders of at least a majority of the Registrable Securities.

(o)          “Required Registration Amount” for the Registration Statement means the number of Common Shares and Warrant Shares issued pursuant to the Subscription Agreement.

(p)          “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(q)          “SEC” means the United States Securities and Exchange Commission.

(r)          “Selling Stockholder Questionnaire” means a questionnaire in the form attached as Exhibit B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

(s)          “Ucansi” means Ucansi Inc., a Delaware corporation.

(t)          “Ucansi Investors” means those Persons who held shares of capital stock of Ucansi immediately prior to the effective time of the Merger.

(u)          “Ucansi Investor Shares” means shares of Common Stock issued to Ucansi Investors in the Merger.

(v)         “Units” has the meaning ascribed thereto in the Subscription Agreement.

2.            Registration.

(a)          Mandatory Registration; Rule 415 Reduction. If the Company is eligible to use Form S-3 under the 1933 Act for the resale registration of the Registrable Securities, then the Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of at least the number of shares of Common Stock equal to the Required Registration Amount determined as of date the Registration Statement is initially filed with the SEC. The Company shall use its reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. No later than 9:30 a.m. Eastern Time on the fifth Business Day following the Effective Date, the Company shall notify the Investors of the effectiveness of the Registration Statement (which notice shall be transmitted to all Investors at approximately the same time) and, no later than the fifth Business Day following the Effective Date, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final Prospectus to be used in connection with resales pursuant to such Registration Statement. The Company shall maintain the effectiveness of any such Registration Statement during the Registration Period. Notwithstanding the registration obligations set forth in this Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement (a “Rule 415 Reduction”), then the number of Registrable Securities to be registered on such Registration Statement will: (i) first be reduced by Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors); and (ii) second by (x) Registrable Securities represented by Common Shares and (y) Ucansi Investor Shares (applied, to the Investors and the Ucansi Investors, together as a single group, on a pro rata basis based on the total number of unregistered Common Shares held by such Investors and Ucansi Investors, subject to any determination by the SEC that certain Investors or Ucansi Investors must be reduced first based on the number of Common Shares or Ucansi Investor Shares held by such Investors or Ucansi Investors, respectively).

(b)          Registration on Form S-1. If the Company is not eligible to use Form S-3 under the 1933 Act for the resale registration of the Registrable Securities, then the Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-1 (or such other form under the 1933 Act that the Company is then eligible to use to register the resale by the Investors of the Registrable Securities) covering the resale of at least the number of shares of Common Stock equal to the Required Registration Amount determined as of date the Registration Statement is initially filed with the SEC. The Company shall use its reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. No later than 9:30 a.m. Eastern Time on the fifth Business Day following the Effective Date, the Company shall notify the Investors of the effectiveness of the Registration Statement (which notice shall be transmitted to all Investors at approximately the same time) and, no later than the fifth Business Day following the Effective Date, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final Prospectus to be used in connection with resales pursuant to such Registration Statement. The Company shall maintain the effectiveness of any such Registration Statement during the Registration Period.

(c)          Effect of Failure to File and Obtain Effectiveness of Registration Statement. If a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”), then, as liquidated damages reflecting a reasonable approximation of the uncertain damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one-half of one percent (0.5%) of such holder’s aggregate investment in the Units on each of the following dates: (i)  on every thirtieth (30th) day following a Filing Failure (pro rated for shorter periods) until such Filing Failure is cured; and (ii) on every thirtieth (30th) day following an Effectiveness Failure (pro rated for shorter periods) until such Effectiveness Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(c) are referred to herein as “Liquidated Damages”. Liquidated Damages shall be paid (“Registration Delay Payments”) on the earlier of (i) the last day of the calendar month during which such Liquidated Damages are incurred and (ii) the third Business Day after the event or failure giving rise to Liquidated Damages is cured. Notwithstanding anything to the contrary herein or in the Subscription Agreement, (A)(i) no Liquidated Damages shall be payable for any period after the expiration of the Registration Period, (ii) no Liquidated Damages shall be payable in respect of any Registrable Securities that are not registered on a Registration Statement due to a Rule 415 Reduction, and (iii) no Liquidated Damages shall be payable in respect of any Registrable Securities that may be sold by a holder thereof under Rule 144 or pursuant to another exemption from registration under the 1933 Act, and (B) in no event shall the aggregate amount of Liquidated Damages payable to any Investor exceed, in the aggregate, six percent (6%) of the aggregate gross purchase price paid by such Investor for such Investor’s Units.

3.            Related Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or Section 2(b), the Company and the Investors shall have the following obligations:

(a)          The Company shall submit to the SEC, as soon as practicable (but in no event later than three (3) Business Days) after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the first date as of which Common Shares covered by such Registration Statement may be sold pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act, (ii) the date on which the Investors shall have sold all of the Common Shares covered by such Registration Statement and (iii) the date that is one (1) year following the date on which such Registration Statement is declared effective by the SEC (the period ending on the earliest of the dates specified in the immediately preceding clauses (i), (ii) and (iii), the “Registration Period”). This Agreement shall automatically terminate at the end of the Registration Period.

(b)          The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Rule 424 Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective during the Registration Period, and (ii) during such period, comply with the provisions of the 1933 Act with respect to the registration of all Registrable Securities covered by such Registration Statement until the end of the Registration Period. In the case of amendments and supplements to a Registration Statement that are required to be filed pursuant to this Agreement, including, pursuant to this Section 3(b), by reason of the Company filing a report on Form 10-Q, Form 10-K, Form 8-K or any other report or other document under the Securities Exchange Act of 1934, as amended (each such document, a “1934 Act Report”), the Company shall file such amendments or supplements with the SEC as soon as practicable after the 1934 Act Report is filed or other event occurred that created the requirement for the Company to amend or supplement such Registration Statement.

(c)          The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, to the extent requested by an Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, up to ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto, and (iii) such other documents, including copies of any preliminary or final Prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d)          The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (x) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to taxation in any such jurisdiction, or (z) to file a consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(e)          The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, to the extent requested by an Investor, deliver up to ten (10) copies of such supplement or amendment to such Investor. The Company shall also promptly notify each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness may be delivered to each Investor by facsimile or email) and (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information.

(f)          The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction. If such an order or suspension is issued, the Company shall use its commercially reasonable efforts to obtain the withdrawal of such order or suspension as promptly as practicable, and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(g)          The Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

(h)          The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(i)          Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the SEC substantially in the form attached hereto as Exhibit A.

4.             Other Obligations of the Investors.

(a)          At least three (3) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor, including without limitation a Selling Stockholder Questionnaire, if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that (i) such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Investor execute such documents in connection with such registration as the Company may reasonably request.

(b)          Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)          Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statements) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or the first sentence of Section 3(e) or receipt of notice that no supplement or amendment is required.

(d)          Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.             Expenses of Registration. All fees and expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.             Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “Blue Sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act or any state securities law, or any rule or regulation thereunder, relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons promptly as such Indemnified Damages are incurred by such Indemnified Persons and become due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for use in connection with the preparation of the Registration Statement or Prospectus or any amendment thereof or supplement thereto, and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)          In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the greater of (i) the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement or (ii) the aggregate purchase price paid by such Investor for such Investor’s Units pursuant to the Subscription Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c)          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all Indemnified Persons and Indemnified Parties to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation or (ii) includes any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced by such failure.

(d)          The payment of Indemnified Damages required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills for such Indemnified Damages are received by or delivered to the indemnifying party and become due and payable.

The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.             Contribution.    To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.            Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, subject to the consent of its independent auditors with respect to each such filing the Company makes or is required to make under applicable laws and regulations, to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the SEC in a timely manner (subject to permissible extensions thereof) all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required under the applicable provisions of Rule 144.

9.             Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and notice information of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of any such securities by the transferee or assignee may not be made immediately under Rule 144; (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) the transferee or assignee delivers to the Company a Selling Stockholder Questionnaire; and (vi) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement and applicable law.

10.           Amendment of Registration Rights. This Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with the previous sentence shall be binding upon each Investor and the Company.

11.          Miscellaneous.

(a)          A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(b)          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon transmission, when sent by facsimile, email or other form of electronic communication (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Autovative Products, Inc.

167 Penn Street

Washington Boro, PA 17582

Telephone: (___) ___-____

Facsimile: (___) ___-____

Attention: Nimrod Madar

With a copy (which shall not constitute notice) to:

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue

Suite 4400

Miami, Florida 33131

Telephone: (305) 579-0756

Facsimile: (305) 961-7756

Attention: Robert L. Grossman

If to an Investor, to its address, facsimile number or email address set forth on such Investor’s signature page to the Subscription Agreemen, or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

(c)          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)          This Agreement and the Subscription Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Subscription Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)          This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile, email or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)          All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(k)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(l)          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)          The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investor as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated herein.

* * * * * *

OMNIBUS
SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT
AND REGISTRATION RIGHTS AGREEMENT

(i)          Subscriber hereby elects to subscribe under the Subscription Agreement for a total of _______ Units at a price of $1.25 per Unit (NOTE: to be completed by subscriber) and hereby executes, and agrees to be legally bound by the terms of, the Subscription Agreement and the Registration Rights Agreement.

Date (NOTE: To be completed by subscriber):

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

[Investors Party Hereto]
Print Name(s)	Social Security Number(s)

/s/ [Investors Party Hereto]
Signature(s) of Subscriber(s)	Signature

July 30, 2013
Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

Date	Address

ACCEPTED BY:

AUTOVATIVE PRODUCTS, INC.

By:	/s/ Nimrod Madar
Authorized Officer

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[                ]

[                ]

[                ]

Attention: [       ]

Re: Autovative Products, Inc.

Ladies and Gentlemen:

On behalf of Autovative Products, Inc., a Nevada corporation (the “Company”), I am writing in connection with those certain Subscription Agreements (collectively, the “Subscription Agreement”), entered into by and among the Company and the purchasers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders certain Units (as defined in the Subscription Agreement), comprising shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable into shares of Common Stock. Pursuant to the Subscription Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ________________ ___, 20__, the Company filed a Registration Statement on Form S-1 (File No. 333-__________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), relating to the Registrable Securities which names each Holder as a selling stockholder thereunder.

In connection with the foregoing, I advise you that a member of the SEC’s staff has advised the Company or its counsel by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS], and the Company has no knowledge, after telephonic inquiry by the Company or its counsel of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registrable Securities will be available for resale under the 1933 Act pursuant to the Registration Statement, upon the Company’s filing of a prospectus supplement pursuant to Rule 424 promulgated under the 1933 Act in accordance with terms of the Registration Rights Agreement.

This letter shall serve as notice to you that the Registrable Securities may be resold pursuant to the Registration Statement. You need not require further letters from us or our counsel to effect any future legend-free resale of the Registrable Securities, provided at the time of such resale, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

Autovative Products, Inc.

By:

CC: [LIST NAMES OF HOLDERS]

EXHIBIT B

AUTOVATIVE PRODUCTS, Inc.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.0001 per share, of Autovative Products, Inc., a Nevada corporation (the “Company”), issued pursuant to that certain Subscription Agreement by and among the Company and the Purchasers named therein, dated as of [____________], 201[_] (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Resale Registration Statement”) for the registration of the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of certain Registration Rights Agreement, dated as of ___________, by and among the Company and the Purchasers party thereto, the “Registration Rights Agreement”. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Each Purchaser must complete and deliver this Notice and Questionnaire in order to be named as a selling stockholder in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of shares of common stock to be registered pursuant to this Notice and Questionnaire for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes________________________	No________________________

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes________________________	No________________________

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement, and you will be so identified.

(c)	Are you an affiliate of a broker-dealer?

Yes________________________	No________________________

Note:	If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes________________________	No________________________

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement, and you will be so identified.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit B to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices to the Company hereunder shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending or supplementing of any Resale Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Resale Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Resale Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Resale Registration Statement necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and the Company’s counsel is currently accurate and complete and will be accurate and complete at the time the Resale Registration Statement becomes effective and at all times subsequent thereto, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Resale Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Notice and Questionnaire) are correct.

In Witness Whereof the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL OR FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Greenberg Traurig, P.A.	Tel:	305.579.0589
333 S.E. 2nd Avenue	Fax:	305.961.5589
Suite 4400	Email:	altmand@gtlaw.com
Miami, Florida 33131
Attn: Drew M. Altman, Esq.